                                                                    Exhibit 10.2

                                    AMENDMENT
                     SYNDICATED CREDIT FACILITIES AGREEMENT



THIS AGREEMENT is made on 2 May 2001

BETWEEN

(A)  SILICON MANUFACTURING PARTNERS PTE LTD., as borrower ("BORROWER");

(B) ABN AMRO BANK NV, SINGAPORE BRANCH, CITIBANK, N.A., SINGAPORE BRANCH and OVERSEAS UNION BANK LIMITED, as lead arrangers;

(C)  THE LENDERS (as defined in the Original Facilities Agreement);

(D) CITICORP INVESTMENT BANK (SINGAPORE) LIMITED, as facility agent (the "FACILITY AGENT") and CITICORP INVESTMENT BANK (SINGAPORE) LIMITED, as security agent (the "SECURITY AGENT"); and

(E)  CSM and LTM (in each case, as defined in the Original Facilities
     Agreement).

WHEREAS

(1) Pursuant to the syndicated facilities agreement dated 3 September, 1999 and the supplemental agreement dated 20 July, 2000 (the "SUPPLEMENTAL AGREEMENT") made between the Borrower and the financial institutions listed therein as Lenders (collectively, the "ORIGINAL FACILITIES AGREEMENT"), the Lenders have agreed to make available to the Borrower certain credit facilities upon the terms and subject to the conditions set out therein and the shareholders undertaking dated 3 September 1999 by the Borrower, CSM and LTM in favour of the Security Agent (the "SHAREHOLDERS UNDERTAKING").

(2) Prior to the Transfer Date (as defined below), Lucent Technologies International Inc. ("LTI"), a subsidiary of Lucent Technologies Inc., a US corporation ("LUCENT"), continues to own a majority interest in LTM, and LTM owns a 51% interest in the Borrower.

(3) The Original Facilities Agreement requires LTI to continue to hold directly or indirectly a majority interest in LTM.

(4) Lucent has on the Transfer Date transferred (the "TRANSFER") the assets and liabilities of its Microelectronics group into an independent company, known as Agere Systems Inc. ("AGERE").

(5) In connection with the Transfer, Lucent, LTI and other Lucent entities will transfer certain assets related to Agere's business, including LTI's interest in LTM, to Agere

     Systems International LLC ("AGERE INTERNATIONAL"), a wholly-owned direct subsidiary of Agere on February 1, 2001 (the "TRANSFER DATE").

(6) LTM will on the Transfer Date change its name to Agere Systems Singapore Pte Ltd.

(7) The parties hereto wish to record their agreement with respect to the Transfer.

(8) This Agreement is supplemental to the Original Facilities Agreement and the Shareholders Undertaking.


IT IS AGREED AS FOLLOWS:

1.   DEFINITIONS AND INTERPRETATION

1.1  DEFINITIONS

     In this Agreement, terms defined in the Original Facilities Agreement, shall, unless otherwise defined, have the same meaning where used in this Agreement.

2.   AMENDMENT

     With effect from the date hereof:-

2.1  the Original Facilities Agreement shall be amended so that:-

     2.1.1 in Clause 1.1, the definition of "Financing Documents" shall include the Supplemental Agreement, this Agreement and any amendments, supplementals and variations to any one of the Financing Documents from time to time, and each such Financing Document shall accordingly be so construed;

     2.1.2 in Clause 1.1, the definition of "Security Documents" shall include this Agreement and any amendments, supplementals and variations to any one of the Security Documents from time to time, and each such Security Document shall accordingly be so construed;

     2.1.3 in Clause 1.1, the definition of "Transaction Documents" shall include the Supplemental Agreement, this Agreement and any amendments, supplementals and variations to any one of the Transaction Documents from time to time, and each such Transaction Document shall accordingly be so construed;

     2.1.4 in Clause 19.1.18.2, "Lucent Technologies International Inc." shall be replaced with "Agere Systems International LLC"; and

2.2 Clause 3.3 of the Shareholders Undertaking shall be amended so that "Lucent Technologies International Inc." in Clause 3.3 shall be replaced with "Agere Systems International LLC".

3.   REPRESENTATIONS

3.1  REPEATED REPRESENTATIONS

     The Borrower makes the representations and warranties set out in Clause 14 of the Original Facilities Agreement as if each reference therein to "the Financing Documents" or "the Security Documents" or "the Transaction Documents" includes a reference to this Agreement.

3.2  CONSTITUTIONAL DOCUMENTS

     The Borrower represents that, as of the date hereof, there has been no change to the constitutional documents of the Borrower delivered by the Borrower pursuant to the Original Facilities Agreement.

4.   CONTINUITY AND FURTHER ASSURANCE

4.1  CONTINUING OBLIGATIONS

     (a) The provisions of the Original Facilities Agreement shall, save as amended hereby, continue in full force and effect and the Borrower confirms that its obligations under the Security Documents shall remain in full force and effect.

     (b) The provisions of the Shareholders Undertaking shall, save as amended hereby, continue in full force and effect and each of the Borrower, CSM and LTM confirms that its respective obligations thereunder shall remain in full force and effect.

4.2  FURTHER ASSURANCE

     The Borrower shall, at the request of the Facility Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

5.   FEES, COSTS AND EXPENSES

5.1  TRANSACTION EXPENSES

     Any transaction expenses shall be paid as set forth in, and subject to the provisions of, Section 25.1 of the Original Facilities Agreement.

5.2  PRESERVATION AND ENFORCEMENT OF RIGHTS

     Section 25.2 of the Original Facilities Agreement is incorporated by reference as if set out in full herein.

5.3  STAMP TAXES

     Section 25.3 of the Original Facilities Agreement is incorporated by reference as if set out in full herein.

6.   MISCELLANEOUS

6.1  INCORPORATION OF TERMS

     The provisions of Clause 28 (Remedies and Waivers), Clause 30 (Severability), Clause 32 (Nature of Rights and Obligations), Clause 33 (Governing Law and Jurisdiction) of the Original Facilities Agreement shall be incorporated into this Agreement as if set out in full herein and as if references therein to "this Agreement" are references to this Agreement.

6.2  COUNTERPARTS

     This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.



AS WITNESS the hands of duly authorised representatives of the parties hereto the day and year first before written.





THE BORROWER

SILICON MANUFACTURING PARTNERS PTE LTD
60 Woodlands Industrial Park D Street 2
Singapore 738406

Fax:   362 2909



Name:  Alan Capper

Title: Director

THE LEAD ARRANGER

ABN AMRO BANK N.V., SINGAPORE BRANCH
63 Chulia Street, Level 5
Singapore 049514

Fax: 231 8477



Name:       Samantha Chew                   M.C. Subramaniam

Title:      Vice President                  Group Vice President



CITIBANK, N.A., SINGAPORE BRANCH
3 Temasek Avenue #17-01 Centennial Tower
Singapore 039190

Fax: 227 8768



Name:       Agnes Liew

Title:      Managing Director



OVERSEAS UNION BANK LIMITED
1 Raffles Place, OUB Centre
Singapore 048616

Fax: 532 2686



Name:       Mr Wee Joo Yeow

Title:      Executive Vice-President

THE LENDERS


ABN AMRO BANK N.V., SINGAPORE BRANCH
63 Chulia Street, Level 5
Singapore 049514

Fax: 231 8477



Name:       Samantha Chew                   M.C. Subramaniam

Title:      Vice President                  Group Vice President



CITIBANK, N.A., SINGAPORE BRANCH
3 Temasek Avenue #17-01 Centennial Tower
Singapore 039190

Fax: 227 8768



Name:       Agnes Liew

Title:      Managing Director



OVERSEAS UNION BANK LIMITED
1 Raffles Place, OUB Centre
Singapore 048616

Fax: 532 2686



Name:       Mr Wee Joo Yeow

Title:      Executive Vice-President

BNP PARIBAS
20 Collyer Quay #01-01 Tung Centre
Singapore 049319

Fax: 532 7905



Name:       Christophe Rousseau             Bruce Weller

Title:      Head, Project Finance           Director, Project Finance
            and Utilities, Asia             and Utilities, Asia



COMMERZBANK AKTIENGESELLSCHAFT, SINGAPORE BRANCH
8 Shenton Way #42-01, Temasek Tower
Singapore 068811

Fax: 226 2792



Name:       J. Foid                         Martin Ruecker

Title:      Senior Manager                  Senior Manager



DANSKE BANK A/S, SINGAPORE BRANCH
50 Raffles Place #24-01 Singapore Land Tower
Singapore 048623

Fax: 224 3320



Name:       Mogens Sondergaard              Claes B. Pedersen

Title:      General Manager                 Manager

ING BANK N.V., SINGAPORE BRANCH
9 Raffles Place #19-02 Republic Plaza
Singapore 048619

Fax: 534 1672



Name:       Toh Kai Leong                   Chan Lan Foong

Title:      Director                        Senior Officer



THE BANK OF TOKYO-MITSUBISHI, LTD., SINGAPORE BRANCH
9 Raffles Place #01-01 Republic Plaza
Singapore 048619

Fax: 538 8083



Name:       Masakatsu Fukai

Title:      Deputy General Manager



KBC BANK N.V., SINGAPORE BRANCH
30 Cecil Street #12-01, Prudential Tower
Singapore 049712

Fax: 395 2829



Name:       Tan Jock Khim                   Jason Lee

Title:      Credit Manager                  Head, Local Corporate

NATEXIS BANQUES POPULAIRES, SINGAPORE BRANCH
50 Raffles Place #41-01 Singapore Land Tower
Singapore 048623

Fax: 224 8651



Name:       Tan Sin Ming                    Clara Hang

Title:      Assistant Vice President        Senior Vice President



THE NORINCHUKIN BANK, SINGAPORE BRANCH
80 Raffles Place #53-01 UOB Plaza 1
Singapore 048624

Fax: 536 3009



Name:       Teruoki Sakurauchi

Title:      Joint General Manager



UNICREDITO ITALIANO SPA, SINGAPORE BRANCH
80 Raffles Place #51-01 UOB Plaza 1
Singapore 048624

Fax: 534 4300



Name:       Gianni F. Papa                  Terence Chee

Title:      General Manager                 Deputy General Manager

THE FACILITY AGENT


CITICORP INVESTMENT BANK (SINGAPORE) LIMITED
300 Tampines Avenue 5 #07-00, Tampines Junction
Singapore 529653

Fax: 426 8056



Name:       Lawrence Yeo

Title:      Director



THE SECURITY AGENT


CITICORP INVESTMENT BANK (SINGAPORE) LIMITED
300 Tampines Avenue 5 #07-00, Tampines Junction
Singapore 529653

Fax: 426 8056



Name:       Lawrence Yeo

Title:      Director



CHARTERED SEMICONDUCTOR MANUFACTURING LTD.
60, Woodlands Industrial Park D, Street 2
Singapore 738406

Fax: 362 2909



Name:       Chia Song Hwee

Title:      SVP, CFO & CAO

AGERE SYSTEMS SINGAPORE PTE LTD
(FORMERLY KNOWN AS LUCENT TECHNOLOGIES MICROELECTRONICS PTE. LTD.) 3, Kallang Sector, Kolam Ayer Industrial Park
Singapore 349278

Fax: 840 2560



Name:       Jaffer Mohamed Mowla

Title:      Managing Director